Exhibit 10.1


                         MUELLER HOLDINGS (N.A.), INC.
                           Management Incentive Plan
         (Amendment and Restatement effective as of February 10, 2003)

     Section 1. Purpose. The purpose of the Amended and Restated Mueller Holdings (N.A.), Inc. Management Incentive Plan (the "Plan") is to promote the interests of Mueller Holdings (N.A.), Inc. (the "Company") and its stockholders by (i) attracting and retaining exceptional directors, consultants and executive personnel and other key employees of the Company and its Subsidiaries, as defined herein; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and
(iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

     Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth herein:

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person; provided that no securityholder of the Company shall be deemed to be an Affiliate of any other securityholder of the Company solely by reason of any investment in the Company. For purposes of this definition, the terms "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Award Agreement" means any written agreement, contract, or other instrument or document evidencing any Option, which may, but need not, he executed or acknowledged by a Participant.

     "Board" means the Board of Directors of the Company.

     "Cause" means (i) the Participant's failure (other than immaterial failures not occurring in bad faith and which, if capable of being remedied, are remedied by the Participant within 30 days after receipt of notice thereof given by the Company) to act in accordance with the lawful instructions of the Board or such Participant's superiors (or, in the case of a consultant, the Company or a Subsidiary thereof), which instructions are also consistent with the terms of any employment or consulting agreement between the Participant and the Company or a Subsidiary thereof; (ii) the Participant's conviction of a felony arising from or any act of fraud, embezzlement, or willful dishonesty by the Participant in relation to the business or affairs of the Company or any other felonious conduct on the


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part of the Participant that is demonstrably detrimental to the best interests of the Company or any Subsidiary or Affiliate thereof; (iii) the Participant's being repeatedly under the influence of illegal drugs or alcohol while performing his duties; or (iv) any other willful act which is demonstrably injurious to the financial condition or business reputation of the Company or any Subsidiary or Affiliate thereof, including the Participant's breach of the provisions of any written noncompetition, nonsolicitation or confidentiality covenant in favor of the Company binding upon the Participant. Notwithstanding the foregoing, the Participant will not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to the Participant a copy of a resolution duly adopted by an affirmative vote of not less than a majority of the full Board (excluding the Participant) then in office at a meeting of the Board called and held for such purpose, after reasonable notice to the Participant and an opportunity for the Participant, together with his counsel (if the Participant chooses to have counsel present at such meeting), to be heard before the Board, finding that, in the good faith opinion of the Board, the Participant had committed an act constituting "Cause" as herein defined and specifying the particulars thereof in detail; provided, however, that nothing herein will limit the right of the Participant or his beneficiaries to contest the validity or propriety of any such determination; and provided, further, that such determination will not create any presumption that "Cause" in fact exists.

     "Change of Control" means:

     (a) any "person" (as such term is used in Section 3(a)(9) and 13(d)(3) of the Exchange Act) other than (A) the DLJ Entities, as defined in the Stockholders Agreement, and/or their respective Permitted Transferees or (B) any "group" (within the meaning of such Section 13(d)(3)) of which the DLJ Entities constitute a majority (on the basis of ownership interest), acquires, directly or indirectly, by virtue of the consummation of any purchase, merger or other combination, securities of the Company representing more than 51% of the combined voting power of the Company's then outstanding voting securities with respect to matters submitted to a vote of the stockholders generally;

     (b) a sale or transfer by the Company or any of its Subsidiaries of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity which is not an Affiliate of the Company prior to such sale or transfer; or

     (c) approval by the stockholders of the Company of a liquidation or dissolution of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.


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     "Committee" means a committee of the Board designated by the Board to administer the Plan. Until otherwise determined by the Board, the full Board shall be the Committee under the Plan.

     "Constructive Termination Without Cause" means, with respect to any Employee, a termination of such Employee's employment at his or her initiative following the occurrence, without such Employee's prior written consent, of one or more of the following events:

          (i) any failure by the Company to comply with any of the provisions of this Plan, such Employee's Award Agreement or such Employee's employment agreement with Mueller Group, Inc. (if any), other than immaterial failures not occurring in had faith and which, if capable of being remedied, are remedied by the Company within 30 days after receipt of notice thereof given by such Employee;

          (ii) the material diminution of such Employee's position (including status, offices. titles and reporting relationships), duties or responsibilities as in effect during the effectiveness of such Employee's Award Agreement, excluding immaterial actions not taken in bad faith and which, if capable of being remedied, are remedied by the Company within 30 days after receipt of notice thereof given by such Employee;

          (iii) any purported termination by the Company of such Employee's employment, other than for Cause;

          (iv) the Company relocates its principal offices, or requires such Employee to have his principal location of work changed, to any location that is in excess of 100 miles from the location thereof on the date hereof (other than any relocation recommended or approved by such Employee).

     "Credit Agreement" means the U.S. $500,000,000 Credit Agreement dated as of August 16, 1999 among Mueller Group, Inc., as the borrower, various financial institutions, as the lenders, The First National Bank of Chicago, as the administrative agent for the lenders, DLJ Capital Funding, Inc., as the syndication agent for the lenders, and Bayerische Hypo-Und Vereinsbank AG, New York Branch, as the documentation agent for the lenders, as may be amended from time to time.

     "Direct Investment Program" means the Mueller Holdings (N.A.), Inc. Direct Investment Program.

     "Employee" means an employee of the Company or any Subsidiary thereof.


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


     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Fair Market Value" means:

     (a) as of the consummation of the transactions contemplated by the Stock and Asset Purchase Agreement dated as of June 15, 1999 (as it may be amended, the "Stock and Asset Purchase Agreement") among Tyco International (US) Inc., Grinnell Corporation, Tyco Group S.a.r.l. and Hydrant Acquisition Corp., $1.00 per Share;

     (b) as of any given date or dates, the average reported closing price of a Share on such exchange or market as is the principal trading market for the Shares for the three trading days immediately preceding such date or dates;

     (c) with respect to an Option, for each Share underlying such Option: the fair market value per share as determined under clause (a), (b) or (d) of this definition, as the case may be, less the exercise price per share; and

     (d) if the Shares are not traded on an exchange or principal trading market on the applicable date, the fair market value of a Share shall be determined by the Committee (or in connection with any repurchase of Shares, by the Independent Appraiser) which shall in good faith take into account as appropriate recent sales of the Shares, recent valuations of the Shares, any discount associated with the absence of a public market for the Shares and such other factors as the Committee (or the Independent Appraiser, as the case may be) shall in its discretion deem relevant or appropriate.

     "Independent Appraiser" means a nationally recognized and independent appraiser selected by the Board in its sole discretion; provided that an Independent Appraiser shall not be retained more than one time per year and shall be retained only in connection with a repurchase of at least 200,000 Shares from any Participant or 500,000 Shares in the aggregate in any fiscal year.

     "Option" means an option to purchase Shares frontM the Company granted under Section 6 of the Plan, which at the discretion of the Committee may be an option intended to qualify as an "incentive stock option" within the meaning of Code Section 422 or a nonqualified option.

     "Participant" means any individual selected by the Committee to receive an Option under the Plan (and to the extent applicable, any heirs or legal representatives thereof).

     "Permitted Transferee" shall have the meaning assigned to it in the Stockholders Agreement.


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     "Person" means any individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "Purchase Agreement" means any written agreement, contract, or other instrument or document evidencing the purchase of any Shares pursuant to the Direct Investment Program.

     "SEC" means the Securities and Exchange Commission or any successor thereto.

     "Securities Act" means the Securities Act of 1933, as amended front time to time.

     "Shares" means shares of Class A Common Stock, $0.01 par value per share, of the Company or (ii) such other securities as may be designated by the Committee from time to time.

     "Stockholders Agreement" means the Stockholders Agreement dated as of August 16, 1999 among (i) the Company, (ii) DLJ Merchant Banking Partners II, L.P., DLJ Merchant Banking Partners II-A, L.P. DLJ Offshore Partners II, C.V., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., DLJMB Funding II, Inc., DLJ Millennium Partners, L.P., DLJ Millennium Partners-A. L.P., DLJ EAB Partners, L.P., DLJ ESC II, L.P. and DLJ First ESC, L.P. (collectively, the "DLJ Entities") and (iii) certain other Persons listed on the signature pages thereof.

     "Subsidiary" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

     "Substitute Options" means Options granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

     "Total Disability", with respect to any Participant, shall be deemed to have occurred if such Participant shall have been unable to perform the duties of his or her employment due to mental or physical incapacity for a period of 6 consecutive months or for any 12 months in any period of 24 consecutive months.

     Section 3. Administration.

     (a) Authority of Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan, applicable law and contractual restrictions affecting the Company, and in addition to other express powers and


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authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Options; (iv) determine the terms and conditions of any Option and Award Agreement; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other securities, other Options or other property, or canceled, forfeited, or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended;
(vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Options, other property, and other amounts issued or payable with respect to an Option shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(vii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Options, other property, and other amounts issued or payable with respect to an Option shall be subject to restrictions on transfer, assignment, pledge or other disposition or alienation and the nature of such restrictions; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Option made under, the Plan; (ix) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     (b) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Subsidiary thereof, any Participant, any holder or beneficiary of any Option, any stockholder and any Employee.

     Section 4. Shares Available For Options.

     (a) Shares Available. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Options may be granted under the Plan shall be 15,000,000. If, after the effective date of the Plan, any Shares covered by an Option granted under the Plan (other than a Substitute Option) or to which such an Option relates, are forfeited, or if such an Option is settled for cash or otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Option, or to which such Option relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Options may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again become Shares with respect to which Options may be granted. In addition, Shares tendered in satisfaction or partial


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


satisfaction of the exercise price of any Option or any tax withholding obligations will again become Shares with respect to which Options may be granted. Notwithstanding the foregoing and subject to adjustment as provided in
Section 4(b), no Employee of the Company may receive Options in any calendar year that relate to more than 3,750,000 Shares.

     (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, reclassification, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number of Shares of the Company (or number and kind of other securities or property) with respect to which Options may thereafter be granted, (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Options, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option.

     (c) Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     (d) Substitute Options. Any Shares underlying Substitute Options shall not be counted against the Shares available for Options under the Plan.

     Section 5. Eligibility. Any individual, including any officer or Employee-director of the Company or any Subsidiary thereof, and any non-Employee director or consultant of the Company or any Subsidiary thereof, shall be eligible to be designated a Participant.

     Section 6. Stock Options.

     (a) Grant. Subject to the provisions of the Plan, contractual restrictions affecting the Company and relevant law, the Committee shall have sole and complete authority to determine the individuals to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option.


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


     (b) Exercise Price. The Committee in its sole discretion shall establish the exercise price at the time each Option is granted; provided, that in no event shall the exercise price per Share be less than the Fair Market Value of a Share on the date of grant.

     (c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions in the applicable Award Agreement with respect to the exercise of Options, including without limitation, any relating to the application of Federal or state securities laws, as it may deem necessary or advisable.

     (d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price, or adequate provision therefor, is received by the Company. Such payment may be made: (i) in cash;
(ii) in Shares owned by the Participant for at least six months (the value of such Shares shall be their Fair Market Value on the date of exercise); (iii) by a combination of cash and Shares; (iv) if the Shares are not traded on an exchange or principal trading market on the date of such exercise and such Option is scheduled to expire within six months after such date, by issuance of a promissory note obligating the Participant (A) to pledge all Shares acquired by such Participant pursuant to such exercise and (B) to repay, on the earlier of 30 days after the date that such Shares begin to be so traded or one year after such exercise, such note with interest for each day until repaid at a rate per annum equal to 2% plus the rate of interest publicly announced by DLJ Capital Funding, Inc. from time to time as its prime rate (calculated on the basis of a 360-day year for the actual number of days elapsed), on a fully recourse basis and on such other terms and conditions as are commercially reasonable or (v) in such other manner as permitted by the Committee at the time of grant or thereafter. Notwithstanding the foregoing, provided that the Shares are listed on the New York Stock Exchange or another national securities exchange, or quoted on the Nasdaq stock market or on the over-the-counter market, the requirement of the payment in cash will be deemed satisfied if the Participant makes arrangements that are satisfactory to the Company with a broker that is satisfactory to the Company to sell a sufficient number of Shares which are being purchased pursuant to the exercise, so that the net proceeds of the sale transaction will at least equal the amount of the aggregate Option price plus any amounts required to be withheld, and pursuant to which the broker undertakes to deliver to the Company such amount not later than the date on which the sale transaction will settle in the ordinary course of business.

     Section 7. Vesting; Termination Of Employment. Each Award Agreement shall contain such terms as the Committee may in its sole discretion determine concerning vesting, forfeiture, the Company's rights of repurchase of Shares acquired upon exercise of an Option, and/or the effects of termination or


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suspension of a Participant's employment upon the exercisability of any Option granted thereunder.

     Section 8. Change Of Control. The Committee, in its sole discretion, may provide for the accelerated vesting of an Option in the event of a Change of Control.

     Section 9. Amendment And Termination.

     (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement which is a prerequisite for exemptive relief from Section 16(b) of the Exchange Act, for which or with which the Board deems it necessary or desirable to qualify or comply. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

     (b) Amendments to Options. Subject to the terms of the Plan and applicable law, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

     (c) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, in the event of a Change of Control or an offer to Participants generally relating to the acquisition of Shares, including through purchase, merger or otherwise, the Committee may cause any Option granted hereunder to be canceled in consideration of a cash payment or alternative Option made to the holder of such canceled Option equivalent in value to the value of such canceled Option.

     Section 10. General Provisions.

     (a) Dividend Equivalents. In the sole and complete discretion of the Committee, an Option may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.


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     (b) Nontransferability. Except to the extent otherwise provided in the
Participant's Award Agreement or the Participant's Purchase Agreement (or a promissory note and/or pledge agreement executed in connection with such Purchase Agreement), no Option shall be assigned, alienated, pledged, hypothecated, disposed, executed, attached, sold or otherwise transferred or encumbered by such Participant, except by will or the laws of descent and distribution. Any attempted assignment, alienation, pledge, hypothecation, disposition, execution, attachment, sale or other transfer or encumbrance of an Option shall be null and void without effect.

     (c) No Rights to Options. No Employee, Participant or other Person shall have any claim to be granted any Option, and there is no obligation for uniformity of treatment of Employees, Participants, their Permitted Transferees or holders or beneficiaries of Options. The terms and conditions of Options need not be the same with respect to each recipient.

     (d) Stock Certificates. Certificates issued in respect of Shares shall, unless the Committee otherwise determines, be registered in the name of the Participant or his or her Permitted Transferees and shall be deposited by such Participant or Permitted Transferee, together with a stock power endorsed in blank, with the Company. When the Participant ceases to be bound by any transfer restrictions set forth herein, in the Award Agreement applicable to such Participant, or in the Stockholders Agreement, the Company shall deliver such certificates to the Participant upon request. Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act, any state securities laws or any other applicable laws and the Stockholders Agreement. Subject to the provisions of the foregoing, all certificates for Shares or other securities of the Company or any Subsidiary thereof delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any stock exchange upon which such Shares or other securities are then listed and any applicable laws or rules or regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (e) Withholding. A Participant may be required to pay to the Company or any Subsidiary thereof, and the Company or such Subsidiary shall have the right and is hereby authorized to withhold from any Option, from any payment due or transfer made under any


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Option or under the Plan or from any compensation or other amount owing to a
Participant the amount (in cash, Shares, other securities, other Options or other property) of any applicable withholding taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Options to defray or offset any tax arising from any such grant, lapse, vesting, or exercise of any Option.

     (f) Award Agreements. Each Option hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Option and any rules applicable thereto.

     (g) No Limit on Other Compensation Arrangements. This Plan is not intended to be the exclusive authority for the grant of options, stock or stock-based awards, and nothing contained in this Plan shall prevent the Company or any Subsidiary or Affiliate thereof from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of awards provided for hereunder (subject to stockholder approval if such approval is required by applicable law). Any such arrangements may be either generally applicable or applicable only in specific cases.

     (h) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employment or service of the Company or any Subsidiary or Affiliate thereof. Further, the Company or an Subsidiary or Affiliate thereof may at any time terminate the employment or service of a Participant, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, in the Award Agreement applicable to such Participant or in an employment agreement covering such Participant.

     (i) Rights as a Stockholder. Subject to the provisions of the applicable Option, no Participant or holder or beneficiary of any Option shall have any rights as a stockholder with respect to any Shares to be issued under the Plan until he or she has become the holder of such Shares.

     (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

     (k) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to


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such jurisdiction, Person or Option and the remainder of the Plan and any such
Option shall remain in full force and effect.

     (1) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Option if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant in connection therewith shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Option granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

     (m) No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate thereof and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate thereof pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate thereof.

     (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash or other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (o) Transfer Restrictions. Shares acquired hereunder may not be sold, assigned, transferred, pledged or otherwise disposed of, except as provided in the Plan, the Award Agreement applicable to such Participant and the Stockholders Agreement.

     (p) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     Section 11. Term Of The Plan.

     (a) Effective Date. The Plan shall be effective as of August 31, 2000, subject to approval by the stockholders of the Company. Options may be granted


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hereunder prior to such stockholder approval subject in all cases, however, to such approval.

     (b) Expiration Date. The Board and the Committee's authority to grant Options under the Plan shall terminate on the tenth anniversary of the Plan's effective date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Option granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option shall, continue after the authority for grant of new Options hereunder has been exhausted.


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